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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AML COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
to be held September 3, 2003

Dear Stockholder:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of AML Communications, Inc., which will be held on Wednesday, September 3, 2003, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012.

        At the Annual Meeting, stockholders will be asked to consider the following proposals:

  1.
  To elect six directors as described in the accompanying Proxy Statement to hold office until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

  2.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on July 23, 2003 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to such notice and to vote at the Annual Meeting.

        All of the Company's stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

By Order of the Board of Directors,
Edwin J. McAvoy Secretary
Camarillo, California July 23, 2003

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The proxy statement and form of proxy are dated July 23, 2003 and are first being mailed to stockholders on or about August 7, 2003.

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the "Company" or "AML") of proxies for use at the 2003 Annual Meeting of Stockholders of AML Communications, Inc. (the "Annual Meeting") to be held on Wednesday, September 3, 2003, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012 and at any adjournment(s) or postponement(s) thereof.

VOTING RIGHTS

        Stockholders of record of AML as of the close of business on July 23, 2003 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. On July 23, 2003, AML had issued and outstanding 7,829,459 shares of Common Stock, $.01 par value (the "Common Stock"), the only class of voting securities outstanding. The additional 114,500 of Company owned shares of treasury stock were retired on March 14, 2003.

        Each stockholder of record as of the Record Date will be entitled to one vote for each share on all matters brought before the Annual Meeting and to cumulate votes for the election of directors. A shareholder may not cumulate votes unless the shareholder has announced at the Annual Meeting the intention to do so before the voting has begun, but if any shareholder makes such an announcement, all shareholders may cumulate votes. Cumulative voting rights entitle a shareholder to give one nominee as many votes as are equal to the number of directors to be elected, multiplied by the number of shares owned by the shareholder, or to distribute his or her votes as the shareholders sees fit among two or more nominees on the same principle, up to the total number of nominees to be elected. The six nominees for director receiving the highest number of votes at the Annual Meeting from the holders of Common Stock will be elected.

        The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

PERSONS MAKING THE SOLICITATION

        The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

        The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates; and with respect to all other matters, or be without authority to vote on such matters.

        The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

        Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted for the six nominees for director. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

        The Company's principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of July 23, 2003, by (i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the other two most highly compensated officers (collectively, the "Named Executive Officers") and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Outstanding Common Stock(1)
Jacob Inbar(2)	1,701,001	(3)(4)	18.6%
Tiberiu Mazilu(2)	1,265,554	(5)(6)	13.8%
Edwin J. McAvoy(2)	633,055	(7)	6.9%
Richard W. Flatow(2)	139,346	(8)	1.5%
David A. Derby(2)	135,284	(9)	1.5%
Gerald M. Starek(2)	279,642	(10)	3.1%
All current executive officers and directors as a group (6 persons)	4,153,882		45.4%

(1)
Applicable percentage of ownership is based on 7,829,459 shares of Common Stock outstanding as of July 23, 2003, together with applicable options for such stockholder exercisable within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)
The address of such person is 1000 Avenida Acaso, Camarillo, California 93012.

(3)
All shares, other than option shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(4)
Includes 361,250 shares issuable pursuant to options exercisable within 60 days.

(5)
Includes 272,545 shares owned by Dr. Mazilu's adult child, beneficial ownership of which is expressly disclaimed by Dr. Mazilu.

(6)
Includes 295,000 shares issuable pursuant to options exercisable within 60 days.

(7)
Includes 295,000 shares issuable pursuant to options exercisable within 60 days.

(8)
Includes 130,417 shares issuable pursuant to options exercisable within 60 days.

(9)
Includes 126,355 shares issuable pursuant to options exercisable within 60 days.

(10)
Includes 104,792 shares issuable pursuant to options exercisable within 60 days.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Board of Directors of the Company has been divided into three classes, Class I, Class II and Class III, each serving for three-year terms, which are staggered to provide for the election of approximately one-third of the Board members each year. Although the Company is a Delaware corporation, under the California Corporations Code Section 2115, the Company is considered a "quasi-California" company is subject to certain California code provisions. Specifically Section 301 of the California Corporations Code requires an annual election of directors unless certain requirements are met. Previously, the Company had a classified board because it met the code requirement of its Common Stock being listed. Since the Common Stock of the Company is no longer listed on the Nasdaq National Market System, the classified director provisions of its bylaws can no longer apply.

        Therefore, all six directors will stand for re-election at the meeting. Each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of the nominees set forth below. The Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

        In the event that a nominee for director listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, the nominees are and will be available to serve.

        The following table sets forth the names and ages of the nominees for directors, the year he was first elected as a director and his positions held with the Company.

Nominees:

Name	Age	Positions	Director Since
Jacob Inbar	54	Chairman of the Board Chief Executive Officer and President	1986
David A. Derby	62	Director	1995
Richard W. Flatow	62	Director	1995
Tiberiu Mazilu, Ph.D.	57	Vice President of Engineering and Director	2001
Edwin J. McAvoy	59	Vice President of Sales and Director	2001
Gerald M. Starek	62	Director	1999

Background of the Nominees

        Jacob Inbar is a co-founder of the Company, has been a Director since its inception and has been the Company's Chairman of the Board of Directors since December 1995. Mr. Inbar has held the positions of President and Chief Executive Officer since February 2001 and previously held these positions from the Company's inception until February 1999. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

        David A. Derby has been a Director of the Company since December 1995, and has been a management consultant since September 2001. Mr. Derby has served as a Director of SYS Technologies, a publicly traded company that provides technical services to government and industry since 2001. Mr. Derby became a SYS Technologies chairman in 2003 and serves on the board of The Fellowship Center and the Corporate Directors Forum, two non-profit organizations in San Diego County. From May 1982 to September 2001, Mr. Derby was President, Chief Executive Officer and a Director of Datron Systems Incorporated (NASDAQ: DTSI), a manufacturer of radio and satellite communication systems and products. From April 1998 to September 2001, Mr. Derby was also the Chairman of the Board of Datron Systems Incorporated.

        Richard W. Flatow has been a Director of the Company since December 1995 and has been the President of RWF Enterprises, a management consulting firm, since 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children. Previously, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm and was a Group Vice-President for Avon Products, Inc.

        Tiberiu Mazilu, Ph.D.    is a co-founder of the Company and has served as its Vice President of Engineering since February 2001 and as a Director since March 2001. Dr. Mazilu previously served as the Company's Technical Fellow from March 2000 until February 2001, as Vice President, Engineering from February 1999 to March 2000, as Vice President, Custom Products and Director from January 1987 to February 1999. Dr. Mazilu served as the Company's Chairman of the Board from January 1987 until September 1995. Dr. Mazilu holds a Ph.D. in Electrical Engineering, with a specialty in electromagnetics, from the University of California, Los Angeles.

        Edwin J. McAvoy is a co-founder of the Company and has served as its Vice President, Sales and Marketing and as a Director since March 2001. Mr. McAvoy previously served as the Company's Vice President, Sales and Marketing and as a Director from November 1986 until February, 1999 and then as Director of Custom Programs from March 1999 to September 2000. Mr. McAvoy holds a B.S. degree in Applied Engineering from Technical College, Grimsby, England.

        Gerald M. Starek is an independent investor and has been a Director of the Company since March 1999. He also serves as a Director of Advanced Energy Industries, Inc. since 1998 (NASDAQ: AEIS), and Ocean Design Inc, a privately held company. Previously, Mr. Starek served as President, Chief Executive Officer and Chairman of the Silicon Valley Group, a supplier of automated wafer processing equipment for the semiconductor industry that he founded in 1977.

Equity Compensation Plan Information

        The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of our equity compensation plans as of March 31, 2003(1).

Plan	Number of securities to be issued upon exercise of outstanding options and warrants at 3/31/03 (a)	Weighted-average exercise price of outstanding options and warrants at 3/31/03 (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders(2)	1,866,497	$1.82	413,252
Equity compensation plans not approved by security holders	-0-	N/A	-0-

Total	1,866,497	$1.82	413,252

(1)
The above table has been revised to correct certain errors in the table filed in the Company's Annual Report on Form 10-K for its year ended March 31, 2003.

(2)
Includes options issued as authorized thorough the Third Amended and Restated 1995 Stock Incentive Plan.

Executive Compensation

        The following table sets forth certain information regarding the compensation paid by the Company to the Named Executive Officers who received salary and bonuses in excess of $100,000 during the fiscal year ended March 31, 2003 as well as the previous two fiscal years, for all services rendered in all capacities to the Company. Although Messrs Inbar, Mazilu, and McAvoy received less than $100,000 in compensation, the Company has voluntarily included their information

SUMMARY COMPENSATION TABLE

Annual Compensation(1)
Name and Principal Position	Fiscal Year	Salary(2)	Long Term Compensation Awards Securities Underlying Options
Jacob Inbar, Chairman, President and Chief Executive Officer(4)	2003 2002 2001	$50,000 30,000 61,011	75,000 302,500 5,000
Tiberiu Mazilu, Ph.D., Vice President Engineering	2003 2002 2001	50,000 30,000 54,715	60,000 250,000 —
Edwin J. McAvoy, Vice President Sales	2003 2002 2001	50,000 30,000 83,395	60,000 250,000 —

(1)
Other than salary, bonus and the other compensation described herein, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such Named Executive Officer's salary.

(2)
Salary includes amounts deferred pursuant to the Company's 401(k) plan. The amounts shown include proceeds from the execution and sale of Incentive Stock Options.

(3)
Mr Inbar's salary for fiscal 2001 includes $43,500 related to an employment contract entered into in February 1999. Upon his return to the position of President and Chief Executive Officer in February 2001, that agreement has been terminated.

Option Grants in Last Fiscal Year

        The following table sets forth certain information concerning grants of options to each of the Company's Named Executive Officers during the fiscal year ended March 31, 2003.

Option Grants During Fiscal 2003

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date(2)
Jacob Inbar	75,000	14.0%	$0.14	3/19/2013
Tiberiu Mazilu	60,000	11.3	0.14	3/19/2013
Edwin J. McAvoy	60,000	11.3	0.14	3/19/2013

(1)
Options to purchase an aggregate of 533,500 shares of Common Stock were granted to employees, including the named Executive Officers, during the fiscal year ending March 31, 2003 with exercise prices ranging from $0.11 to $0.80 per share, which in each case was equal to the fair market value of the Common Stock on the date of grant. All such options are subject to vesting under one of two different schedules. The two schedules are (a) over a one year period, with 50% vested upon issuance of the option, 25% six months from option issuance, and 25% twelve months from option issuance; (b) over a four-year period, with 25% of the options exercisable on each successive anniversary of the date of grant.

(2)
Options granted have a term of 5 or 10 years, subject to earlier termination in certain events related to termination of employment.

Option Exercises and Fiscal Year-End Option Values

        The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held by each of the named Executive Officers as of March 31, 2003. There were no exercises of options by named Executive Officers during the fiscal year, ended March 31, 2003.

Fiscal Year-End Option Values

		Number of Securities Underlying Unexercised Options/SARs at FY end(#)		Value of Unexercised In-the Money Options/SARs at FY end($)
	Shares Acquired on Exercise
		Exercisable	Unexercisable	Exercisable	Unexercisable
Jacob Inbar	—	340,625(2)	41,875(2)	$3,750	$3,750
Tiberiu Mazilu	—	280,000(3)	30,000(3)	$3,000	$3,000
Edwin J. McAvoy	—	280,000(3)	30,000(3)	$3,000	$3,000

(1)
Fair market value of the Options as of March 31, 2003 represents the closing trading price of the Common Stock on such date ($ 0.24 per share) minus the exercise price.

(2)
Represents options granted in July 2000, May 2001, September 2001, and March 2003.

(3)
Represents options granted in May 2001 and March 2003.

Compensation of Directors

        Directors who are also officers of the Company receive no additional compensation for their services as directors. Each of the non-employee directors receives an annual retainer of $6,000 for serving on the Board and $500 for each Board or Committee meeting attended, plus out-of-pocket expenses. For fiscal 2003, the non-employee directors have waived their annual retainer and meeting fees in exchange for 15,000 options each. In addition, under the terms of the Company's Third Amended and Restated 1995 Stock Incentive Plan, each non-employee Director may receive discretionary awards of shares of Common Stock subject to the terms of the Plan. non-employee Directors are not eligible for Incentive Stock Options. No non-employee Director may be granted Options in excess of 50,000 shares of Common Stock during any one calendar year.

        Directors and officers of the Company are covered under policies of directors' and officers' liability insurance. The directors and officers are parties to Indemnity Agreements (the "Indemnity Agreements"). The Indemnity Agreements provide indemnification for the directors and officers in the event the directors' and officers' liability insurance does not cover a particular claim for indemnification or if such a claim or claims exceed the limits of such coverage. The Indemnity Agreements are generally intended to provide indemnification for any amounts a director or officer is legally obligated to pay because of claims arising out of the director's or officer's service to the Company.

Employment Contracts and Change in Control Agreements

        In September 2001, the Company entered into individual "change in control" agreements with certain employees, including executive officers. The current executive officers covered by these change in control agreements include Jacob Inbar, Tiberiu Mazilu and Edwin McAvoy.

        Each of the provides for severance benefits if there is a qualifying termination of employment. The agreements generally provide that (i) if the employee's employment is terminated other than for Cause or Change in Control and (ii) if the employee's employment is terminated within eighteen months of a change in control of AML by AML for any reason other than death, "Cause" or "Disability" (as both terms are defined in the change in control agreements) or by the employee for "Good Reason," then the terminated employee will be entitled to a severance benefits. "Good Reason" generally means that the employee has sustained a material reduction in authority or responsibility, or incurred a reduction in total compensation (other than reductions which apply equally to all others).

        The severance benefits include lump sum severance payment and continuation of health/life insurance benefits for one month for each year of service. The lump sum severance payment shall be made within 30 days of the event. The aggregate amount of the sevenance payment for each individual upon a qualifying termination following a Change in Control is the sum of two times the employee's annual salary and the average of any bonus paid to him in the last two years. The aggregate amount of the severence payment for any other termination other than Change in Control or Cause is (i) the monthly base salary multiplied by the number of years of service and (ii) a bonus equal to the average of the prior two years bonus paid to him.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In September, 2001, the Company closed a private placement in the form of an equity investment worth $100,000 to a group of investors led by Mr. Jacob Inbar. Under the terms of the agreement, the common stock was priced at $0.505 per share, which represents a discount of twenty-five percent of the average closing share price for the previous three days prior to the closing of the private placement. In consideration for receiving unregistered shares of common stock, the non-management members of the investor group received warrants to purchase 8,000 shares of our common stock at an exercise price of $0.65 per share, which represents the closing price of our common stock on September 25, 2001. The Company has not recorded a charge in connection to these warrants as the charge is considered to be immaterial to the financial statements. These warrants expire in September 2006.

        In December, 2001, the Company closed a private placement in the form of an equity investment worth $160,000 to a group of investors led by Mr. Jacob Inbar. Under the terms of the agreement, the common stock was priced at $0.56 per share, which represents a discount of twenty-five percent of the average closing share price for the previous three days prior to the closing of the private placement.

        In December 2001, the Company entered into a promissory note with a principal value of $50,000 with Mr. Tiberiu Mazilu, PhD, an officer and director of the Company. The terms of the note call for quarterly interest payments to Dr. Mazilu commencing on September 30, 2002, with the interest payment calculated quarterly based on the prime interest rate plus 1.25%. The principal amount of the note is due on January 2, 2005 but would become due and payable by the Company immediately upon the consolidation or merger of the Company with another entity, the death of Dr. Mazilu, or the Company's termination of Dr. Mazilu's employment with the Company.

        In July 2003, the Company borrowed $100,000 from Mr. Jacob Inbar, $100,000 from Mr. Tiberiu Mazilu, $25,000 from Mr. Edwin McAvoy, and $20,000 from Mr. G. Starek. The funds were used for working capital and each note is due and payable in two years, accruing interest at 8% per annum paid quarterly in arrears. Each note can be prepaid in full or in part without penalty. In connection with each note, a warrant was issued to purchase shares of common stock (at an amount equal to 20% of the note amount). The exercise price is $0.24 per share (which amount is equal to 120% of the July 16, 2003 closing price of $0.20). The warrants will remain exercisable for 5 years from the date of issuance.

BOARD OF DIRECTORS AND COMMITTEES

Committees of the Board

        The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow, Derby and Starek, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Derby serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

        The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company's Amended and Restated 1995 Stock Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

        The Audit Committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The Audit Committee is composed entirely of "independent" directors as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The report of the audit committee is attached as Exhibit B to this proxy statement. Our board of directors has adopted a written charter for the audit committee. A copy of the charter was attached as an exhibit to our proxy statement filed in connection with our 2001 Meeting of Shareholders.

        The Company does not have a nominating committee. Nominations for the election of directors are made by the full Board of Directors.

Board and Committee Attendance

        From April 1, 2002 through March 31, 2003, the end of the Company's fiscal year, the Board of Directors held eight meetings. Each director attended 90% or more of the total number of meetings of the Board of Directors. Each director attended all committee meetings of which he was a member, during the period for which he has been a director. The Audit Committee held four meetings and the Compensation Committee held seven meetings during the fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires directors, certain officers of the Company and persons holding more than 10% of the Company's Common Stock to file reports concerning their ownership of Common Stock by dates established under the Exchange Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 2003. Based solely upon a review of reports delivered to the Company for fiscal year 2003, all Section 16(a) filing requirements were satisfied except as follows: (1) Mr. Inbar intends to file a late Form 4 (2) Dr. Mazilu filed a late Form 5 which reflected a single gift transaction (3) each of the directors intends to file a late Form 5 which reflects a single stock option grant.

INDEPENDENT PUBLIC ACCOUNTANTS

        Singer Lewak Greenbaum & Goldstein LLP acted as the independent certified public accountants for the Company during the fiscal year ended March 31, 2003. Representatives of that firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Company has selected Singer Lewak Greenbaum & Goldstein LLP as the Company's independent public accountants for the fiscal year ending March 31, 2004.

        The aggregate fees billed by Singer Lewak Greenbaum & Goldstein LLP for professional services rendered for the audit of the Company's annual financial statements in the fiscal year ended March 31, 2003 and the reviews of the financial statements included in the Company's quarterly reports on Form10-Q for in the fiscal year ended March 31, 2003 was $55,702.

        Singer Lewak Greenbaum & Goldstein LLP did not bill to AML Communications, Inc. in fiscal year ended March 31, 2003, for any other services than those described above.

        The audit committee of the board of directors has considered and believes that the provision of services described above is compatible with maintaining the independence of Singer Lewak Greenbaum & Goldstein LLP.

STOCKHOLDER PROPOSALS

        No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2004 Annual Meeting of Stockholders of the Company must be received by March 31, 2004 to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 2004 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission (the "SEC").

OTHER MATTERS

        The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORT

        The Company's 2003 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

FORM 10-KSB ANNUAL REPORT

        The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003, including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, California 93012.

By Order of the Board of Directors,
Edwin J. McAvoy Secretary
Camarillo, California July 23, 2003

EXHIBIT A

AUDIT COMMITTEE REPORT

        The following information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts or regulations thereunder.

July 23, 2003

        The audit committee reviews the Company's financial reporting process on behalf of the AML's board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

        In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from AML Communications, Inc., and its management. And, the audit committee has considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditor's independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company's board of directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended March 31, 2003, for filing with the SEC.

Submitted by the AML Communications, Inc. Audit Committee
David A. Derby, Chairman
Richard W. Flatow
Gerald M. Starek

A-1

AML Communications, Inc.
1000 Avenida Acaso
Camarillo, CA 93012

PROXY FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 3, 2003. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AML COMMUNICATIONS, INC.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2003 Annual Meeting of Stockholders, revokes all prior proxies, and hereby appoints Jacob Inbar and Edwin J. McAvoy, and each of them acting alone, as attorneys, agents and proxies of the undersigned, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. ( the "Company") held of record by the undersigned on July 23, 2003 at the 2003 Annual Meeting of Stockholders to be held on September 3, 2003 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR DIRECTOR LISTED, AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH MATTERS AS MAY PROPERLY COME BEFORE THE 2003 ANNUAL MEETING OF STOCKHOLDERS.

1. Election of six (6) Directors:	Jacob Inbar David A. Derby Richard Flatow Tiberiu Mazilu, Ph.D. Edwin J. McAvoy Gerald M. Starek
FOR all the Nominees listed above	☐
WITHHOLD AUTHORITY to vote for all Nominees listed above	☐
WITHHOLD AUTHORITY to vote for only the Nominees listed below	☐

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2003 Annual Meeting of Stockholders and any and all postponements or adjournments thereof.
Do you plan to attend the meeting: Yes No Dated: Signature of Stockholder: Signature of Joint Stockholder if held jointly: Title:

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

QuickLinks

Notice of Annual Meeting of Stockholders to be held September 3, 2003
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
VOTING RIGHTS
PERSONS MAKING THE SOLICITATION
TERMS OF THE PROXY
PRINCIPAL STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
Option Grants During Fiscal 2003
Fiscal Year-End Option Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
BOARD OF DIRECTORS AND COMMITTEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT
FORM 10-KSB ANNUAL REPORT
AUDIT COMMITTEE REPORT